UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Apogee Enterprises, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! APOGEE ENTERPRISES, INC. 2021 Annual Meeting Vote by June 22, 2021 11:59 PM ET. For shares held in a Plan, vote by June 21, 2021 12:00 PM ET. APOGEE ENTERPRISES, INC. 4400 WEST 78TH STREET SUITE 520 MINNEAPOLIS, MN 55435 D52329-P57146 You invested in APOGEE ENTERPRISES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 23, 2021. Get informed before you vote View the Notice and Proxy Statement, Form of Proxy and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 9, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* June 23, 2021 8:00 AM, CDT Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/APOG2021 *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials, which contain important information and are available on the Internet or by mail. We encourage you to access and review the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. ELECTION OF DIRECTORS: Nominees: Class II Directors 1a. Christina M. Alvord For 1b. Herbert K. Parker For 1c. Ty R. Silberhorn For 2. ADVISORY VOTE TO APPROVE APOGEE’S EXECUTIVE COMPENSATION. 3. APPROVAL OF THE APOGEE ENTERPRISES, INC. 2019 STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED (2021) TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR AWARDS FROM 1,150,000 TO 2,150,000. For 4. RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS APOGEE’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING FEBRUARY 26, 2022. For 5. In their discretion, the Proxies are authorized to vote upon such other business as may properly be brought before the meeting. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D52330-P57146